UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

Perini Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts                                                  1-6314                                                  04-1717070
(State or other jurisdiction                                 (Commission                                            (I.R.S. Employer
of incorporation)                                               File Number)                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, Massachusetts 01701
(Address of Principal Executive Offices and Zip Code)

(508) 628-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

Effective September 28, 2004, Perini Corporation, a Massachusetts corporation (the “Company”), and EquiServe Trust Company, N.A., a federally chartered trust company (and successor to State Street Bank and Trust Company in its capacity as the Rights Agent) (the “Rights Agent”), entered into Amendment No. 2 to Shareholder Rights Agreement (the “Amendment”). The Amendment amends the Shareholder Rights Agreement between the Company and the Rights Agent dated as of September 23, 1988, as amended and restated as of May 17, 1990, as further amended and restated as of January 17, 1997, and as amended March 29, 2000 (as amended through that date, the “Rights Agreement”).

The Amendment amends the definitions of “Acquiring Person,” “Adverse Person” and “Stock Acquisition Date” contained in the Rights Agreement to provide that FMR Corp., one of the Company’s institutional shareholders, together with FMR Corp.‘s Affiliates and Associates, will not be deemed an Acquiring Person, will not be declared an Adverse Person and will not cause to occur a Stock Acquisition Date, in each case for so long as (i) FMR Corp., together with each of its Affiliates and Associates, is the Beneficial Owner of less than 15% of the Common Stock outstanding and (ii) FMR Corp. is permitted by Regulation 13D-G promulgated under the Exchange Act to report such ownership on Schedule 13G and does not report such ownership on any other form of schedule permitted by Regulation 13D-G, such as Schedule 13D.

A copy of the Amendment is attached as an exhibit to this Current Report and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the attached copy of the Amendment. Capitalized terms used and not defined herein have the meanings ascribed to them in the Rights Agreement and the Amendment.

Item 9.01         Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit No.                Description

               99.1                 Amendment No. 2 to Shareholder Rights Agreement
                                    dated as of September 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 28, 2004        PERINI CORPORATION

                                 By:      /s/Michael E. Ciskey
                                          Michael E. Ciskey
                                          Vice President and Chief Financial Officer

EXHIBIT INDEX

         Exhibit No.                Description

              99.1                  Amendment No. 2 to Shareholder Rights Agreement
                                    dated as of September 28, 2004